PFM MULTI-MANAGER SERIES TRUST
 (the “Trust”)

PFM Multi-Manager Domestic Equity Fund
PFM Multi-Manager International Equity Fund
PFM Multi-Manager Fixed-Income Fund

Supplement dated March 17, 2022
to the Trust’s Statement of Additional Information
 dated January 28, 2022

This supplement provides new and additional information to the Statement of Additional Information (“SAI”), dated January 28, 2022.  You can find the summary prospectus, prospectus and the SAI, as well as other information about the PFM Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund, and PFM Multi-Manager Fixed-Income Fund online at mmst.pfmam.com and may also obtain this information at no charge by calling 1-833-PFM-MMST (1-833-736-6678).

The following information is added as the last paragraph under the heading “MARKET RISK” on page 41 of the SAI:

Russia’s recent military invasion of Ukraine has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. As a result, countries and political bodies have imposed sanctions and may impose further sanctions on Russia that include, but are not limited to, bans on Russian oil imports and bans on Russia’s participation in global payment systems that facilitate cross-border payments. These sanctions and any additional sanctions, other intergovernmental actions, or actions by businesses and consumers may have a detrimental impact on Russia’s economy and a decline in the value and liquidity of Russian securities, and may also adversely affect global energy and financial markets more broadly. Therefore, the value of the Fund’s investments may be negatively impacted even if those investments do not have direct exposure to Russia or its adjoining countries. The extent and duration of the military action, resulting sanctions and resulting future market disruptions are impossible to predict, but could be significant. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks described in this SAI.

Please keep this supplement with your summary prospectus, prospectus and statement of additional information for future reference.